UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2014

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2014, Independence Realty Operating Partnership, LP, or IROP, purchased all of the outstanding limited liability company interests, or the interests, of five limited liability companies, or the property owners, from CRA-B1 Fund, LLC. The property owners are each the fee owner of one of the five apartment properties located in Louisville, Kentucky, or the Southeast Portfolio. IROP is the operating partnership of Independence Realty Trust, Inc., or IRT. IRT filed a Current Report on Form 8-K on December 11, 2014, or the initial report, reporting this acquisition. IRT hereby amends the initial report to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the initial report.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, IRT hereby files the following financial statements and pro forma information relating to the acquisition of the Southeast Portfolio.

(a) Financial Statements of Businesses Acquired .

(i) Walnut Hill

Independent Auditor’s Report

Statements of revenue and certain expenses (the “Historical Summary”) of the property for the six month periods ended June 30, 2014 and 2013 and for the year ended December 31, 2013.

Notes to the Historical Summary.

(ii) Lenoxplace

Independent Auditor’s Report

Statements of revenue and certain expenses (the “Historical Summary”) of the property for the six month periods ended June 30, 2014 and 2013 and for the year ended December 31, 2013.

Notes to the Historical Summary.

(iii) Stonebridge Crossing

Independent Auditor’s Report

Statements of revenue and certain expenses (the “Historical Summary”) of the property for the six month periods ended June 30, 2014 and 2013 and for the year ended December 31, 2013.

Notes to the Historical Summary.

(iv) Bennington Pond

Independent Auditor’s Report

Statements of revenue and certain expenses (the “Historical Summary”) of the property for the nine month periods ended September 30, 2014 and 2013 and for the year ended December 31, 2013.

Notes to the Historical Summary.

(v) Southeast Portfolio

Independent Auditor’s Report

Combined Statements of revenue and certain expenses (the “Combined Historical Summary”) of the property for the nine month periods ended September 30, 2014 and 2013 and for the year ended December 31, 2013.

Notes to the Combined Historical Summary.

(b) Pro Forma Financial Information .

Unaudited pro forma consolidated balance sheet as of September 30, 2014.

Unaudited pro forma consolidated statement of operations for the nine month period ended September 30, 2014

Unaudited pro forma consolidated statement of operations for the year ended December 31, 2013

Notes to Unaudited Pro Forma Financial Information

(d) Exhibits .

The exhibit filed as part of this Current Report on Form 8-K/A is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of Walnut Hill (the “Property”) for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

October 10, 2014

WALNUT HILL

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Month Periods
	Ended June 30		For the Year Ended
	(Unaudited)		December 31
	2014	2013	2013
REVENUE:
Rental income	$1,766,820	$1,736,697	$3,518,790
Reimbursement income	67,775	58,887	138,079
Other income	76,700	76,563	148,580

Total Revenue	1,911,295	1,872,147	3,805,449
CERTAIN EXPENSES:
Operating and maintenance	491,609	473,181	991,585
Taxes and insurance	385,901	366,160	799,632
Management fees	47,626	45,511	92,997
Bad debt expenses	27,445	54,294	85,467

Total Certain Expenses	952,581	939,146	1,969,681

Revenue in excess of Certain Expenses	$958,714	$933,001	$1,835,768

The accompanying notes are an integral part of these statements.

WALNUT HILL

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
Walnut Hill	Multi-family	360	Cordova, TN

On August 28, 2014, Independence Realty Trust (IRT) acquired the Property for a purchase price equal to $27.9 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through October 10, 2014, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, late payments, cleaning, damages, parking, and applications, and is recorded when earned.

b. Property Management Fees

For the six month periods ended June 30, 2014 and 2013, property management fees were $47,626 and $45,511, respectively (unaudited). For the year ended December 31, 2013, property management fees were $92,997.

WALNUT HILL

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

c. Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the six month periods ended June 30, 2014 and 2013, bad debt expenses were $27,445 and $54,294, respectively (unaudited). For the year ended December 31, 2013, bad debt expenses were $85,467.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of Lenoxplace (the “Property”) for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

December 10, 2014

LENOXPLACE

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Month Periods
	Ended June 30		For the Year Ended
	(Unaudited)		December 31
	2014	2013	2013
REVENUE:
Rental income	$1,168,504	$1,146,930	$2,312,564
Reimbursement income	47,561	24,663	68,564
Other income	52,575	54,544	121,835

Total Revenue	1,268,640	1,226,137	2,502,963
CERTAIN EXPENSES:
Operating and maintenance	326,218	305,872	634,157
Taxes and insurance	138,349	127,745	264,143
Management fees	44,137	42,187	86,508
Bad debt expenses	5,854	16,107	23,373

Total Certain Expenses	514,558	491,911	1,008,181

Revenue in excess of Certain Expenses	$754,082	$734,226	$1,494,782

The accompanying notes are an integral part of these statements.

LENOXPLACE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
Lenoxplace	Multi-family	266	Garner, NC

On September 5, 2014 Independence Realty Trust (IRT) acquired the Property for a purchase price equal to $24.3 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 10, 2014, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, lease terminations, late payments, cleaning, damages, and parking and is recorded when earned.

b. Property Management Fees

For the six month periods ended June 30, 2014 and 2013, property management fees were $44,137 and $42,187, respectively (unaudited). For the year ended December 31, 2013, property management fees were $86,508.

LENOXPLACE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

c. Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the six month periods ended June 30, 2014 and 2013, bad debt expenses were $5,854 and $16,107, respectively (unaudited). For the year ended December 31, 2013, bad debt expenses were $23,373.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of Stonebridge Crossing (the “Property”) for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

December 10, 2014

STONEBRIDGE CROSSING

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Month Periods
	Ended June 30		For the Year Ended
	(Unaudited)		December 31
	2014	2013	2013
REVENUE:
Rental income	$1,879,438	$1,853,580	$3,732,696
Reimbursement income	91,206	90,566	182,198
Other income	66,692	64,471	157,824

Total Revenue	2,037,336	2,008,617	4,072,718
CERTAIN EXPENSES:
Operating and maintenance	561,012	652,087	1,244,040
Taxes and insurance	385,541	383,590	793,656
Management fees	71,743	69,815	137,967
Bad debt expenses	40,022	68,415	143,193

Total Certain Expenses	1,058,318	1,173,907	2,318,856

Revenue in excess of Certain Expenses	$979,018	$834,710	$1,753,862

The accompanying notes are an integral part of these statements.

STONEBRIDGE CROSSING

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
Stonebridge Crossing	Multi-family	500	Cordova, TN

On September 15, 2014 Independence Realty Trust (IRT) acquired the Property for a purchase price equal to $29.8 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 10, 2014, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, lease terminations, late payments, cleaning, and damages and is recorded when earned.

b. Property Management Fees

For the six month periods ended June 30, 2014 and 2013, property management fees were $71,743 and $69,815, respectively (unaudited). For the year ended December 31, 2013, property management fees were $137,967.

STONEBRIDGE CROSSING

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Six Month Periods Ended June 30, 2014 and 2013 and

for the Year Ended December 31, 2013

c. Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the six month periods ended June 30, 2014 and 2013, bad debt expenses were $40,022 and $68,415, respectively (unaudited). For the year ended December 31, 2013, bad debt expenses were $143,193.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Historical Summary

We have audited the accompanying statement of revenue and certain expenses (the “Historical Summary”) of Bennington Pond (the “Property”) for the year ended December 31, 2013, and the related notes to the Historical Summary.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Historical Summary, the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

December 22, 2014

BENNINGTON POND

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Month Periods
	Ended September 30		For the Year Ended
	(Unaudited)		December 31
	2014	2013	2013
REVENUE:
Rental income	$1,524,290	$1,548,888	$2,042,349
Reimbursement income	54,334	9,992	22,407
Other income	88,381	94,485	122,387

Total Revenue	1,667,005	1,653,365	2,187,143
CERTAIN EXPENSES:
Operating and maintenance	398,281	357,847	481,906
Taxes and insurance	258,614	264,271	344,550
Management fees	85,566	80,344	106,420
Bad debt expenses	2,357	—	1,599

Total Certain Expenses	744,818	702,462	934,475

Revenue in excess of Certain Expenses	$922,187	$950,903	$1,252,668

The accompanying notes are an integral part of these statements.

BENNINGTON POND

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses (the Historical Summary) include the revenue and certain expenses of the following property (hereinafter referred to as the Property):

Property Name	Type	Units	Location
Bennington Pond	Multi-family	240	Groveport, OH

On November 24, 2014 Independence Realty Trust (IRT) acquired the Property for a purchase price equal to $17.5 million.

The Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenue and certain expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Property.

The Historical Summary presents the revenue and certain expenses of the Property during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through December 22, 2014, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, pet privileges, lease terminations, move-out charges, and garage rentals and is recorded when earned.

b. Property Management Fees

For the nine month periods ended September 30, 2014 and 2013, property management fees were $85,566 and $80,344, respectively (unaudited). For the year ended December 31, 2013, property management fees were $106,420.

BENNINGTON POND

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2014 and 2013 and

for the Year Ended December 31, 2013

c. Bad Debt Expense

The Property recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the nine month periods ended September 30, 2014 and 2013, bad debt expenses were $2,357 and $0, respectively (unaudited). For the year ended December 31, 2013, bad debt expenses were $1,599.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Property.

Independent Auditor’s Report

To the Stockholders of

Independence Realty Trust, Inc.

Philadelphia, Pennsylvania

Report on the Combined Historical Summary

We have audited the accompanying combined statement of revenue and certain expenses (the “Combined Historical Summary”) of the Southeast Portfolio (including properties commonly referred to as Prospect Park, Brookside, Jamestown, Meadows and Oxmoor Apartments) for the year ended December 31, 2013, and the related notes to the Combined Historical Summary.

Management’s Responsibility for the Combined Historical Summary

Management is responsible for the preparation and fair presentation of the Combined Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Combined Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Combined Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the Combined Historical Summary of the Southeast Portfolio for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Combined Historical Summary, the accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Independence Realty Trust, Inc.) and is not intended to be a complete presentation of the Southeast Portfolio’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania

December 22, 2014

SOUTHEAST PORTFOLIO

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Month Periods
	Ended September 30		For the Year Ended
	(Unaudited)		December 31
	2014	2013	2013
REVENUE:
Rental income	$10,768,252	$10,571,900	$14,082,978
Reimbursement income	758,036	677,080	898,034
Other income	1,066,855	1,093,532	1,441,255

Total Revenue	12,593,143	12,342,512	16,422,267
CERTAIN EXPENSES:
Operating and maintenance	3,778,260	3,583,524	4,853,833
Taxes and insurance	1,520,561	1,513,161	1,958,304
Management fees	304,392	300,758	407,218
Bad debt expenses	4,016	27,999	41,708

Total Certain Expenses	5,607,229	5,425,442	7,261,063

Revenue in excess of Certain Expenses	$6,985,914	$6,917,070	$9,161,204

The accompanying notes are an integral part of these statements.

SOUTHEAST PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2014 and 2013 and

for the Year Ended December 31, 2013

NOTE 1: ORGANIZATION AND BASIS OF PRESENTATION

The accompanying combined statements of revenue and certain expenses (the Combined Historical Summary) include the revenue and certain expenses of the following properties (hereinafter referred to as the Southeast Portfolio):

Property Name	Type	Units	Location
Prospect Park	Multi-family	138	Louisville, KY
Brookside	Multi-family	224	Louisville, KY
Jamestown	Multi-family	355	Louisville, KY
Meadows	Multi-family	400	Louisville, KY
Oxmoor	Multi-family	432	Louisville, KY

		1,549

On December 8, 2014, Independence Realty Trust (IRT) acquired the Southeast Portfolio for a purchase price equal to $162.4 million.

The Combined Historical Summary has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Combined Historical Summary includes the historical revenue and certain expenses of the Southeast Portfolio, exclusive of items which may not be comparable to the proposed future operations of the Southeast Portfolio. Material amounts that would not be directly attributable to future operating results of the Southeast Portfolio are excluded, and the Combined Historical Summary is not intended to be a complete presentation of the Southeast Portfolio’s revenue and expenses. Items excluded consist principally of interest on mortgages and depreciation for the Southeast Portfolio.

The Combined Historical Summary presents the revenue and certain expenses of the Southeast Portfolio during the identified periods and may not be comparable to future periods. Management is not aware of any material factors relating to the Southeast Portfolio other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the interim periods results of operations are included. The results of operations for the interim periods presented are not necessarily indicative of the results for the full year.

In the preparation of the accompanying Combined Historical Summary, subsequent events were evaluated through December 22, 2014, the date the financial statements were available to be issued.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents, generally upon the first day of the month. Leases are for periods of up to one year, with rental payments due monthly. Other income results from fees for, including but not limited to, lease terminations, late payments, cable fees, washer and dryer rentals, and parking and is recorded when earned.

SOUTHEAST PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

For the Nine Month Periods Ended September 30, 2014 and 2013 and

for the Year Ended December 31, 2013

b. Property Management Fees

For the nine month periods ended September 30, 2014 and 2013, property management fees were $304,392 and $300,758, respectively (unaudited). For the year ended December 31, 2013, property management fees were $407,218.

c. Bad Debt Expense

The Southeast Portfolio recognizes bad debt expense for uncollectible receivables. Management’s estimate of bad debt expense is based on expected and inherent risks of collectability for receivables from tenants. For the nine month periods ended September 30, 2014 and 2013, bad debt expenses were $4,016 and $27,999, respectively (unaudited). For the year ended December 31, 2013, bad debt expenses were $41,708.

d. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates.

NOTE 3: COMMITMENTS AND CONTINGENCIES

Litigation

The Southeast Portfolio may be subject to various claims and legal proceedings that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Southeast Portfolio.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2014

The following unaudited pro forma financial statements of Independence Realty Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our,” or “us”) have been prepared to provide pro forma financial information with regard to: (i) the exchange by RAIT of 5,274,900 common units in our operating partnership for 5,274,900 shares of our common stock on May 7, 2013, (ii) the issuance of 4,000,000 shares of our common stock in August 2013, (iii) the acquisition of The Crossings at Ridgewood Apartments (“Crossings”), which we acquired on November 22, 2013, (iv) the $8.6 million loan secured by our Berkshire Square property, which was drawn on December 27, 2013, (v) the issuance of 8,050,000 shares of our common stock on January 29, 2014, (vi) the acquisition of the Reserve at Eagle Ridge, which we acquired on January 31, 2014 and the $18.9 million of mortgage indebtedness obtained on February 7, 2014 related thereto, (vii) the acquisition of the Oklahoma Portfolio (including properties commonly referred to as The Augusta Apartments, Heritage Park Apartments, The Invitational Apartments, Raindance Apartments and Windrush Apartments), which we acquired on February 28, 2014, (viii) the acquisition of King’s Landing, which we acquired on March 31, 2014, (ix) the acquisition of Carrington Park Apartments (“Carrington”), which we acquired on May 7, 2014, (x) the repayment of $2,500 of revolving credit facility borrowings drawn on November 22, 2013 in connection with the $15.3 million loan secured by our Crossings property, which was drawn on May 27, 2014, (xi) the acquisition of Arbors at the Reservoir (“Arbors”), which we acquired on June 4, 2014, (xii) the permanent financing of Carrington and Arbors, $14.2 million and $13.2 million, respectively, which were secured by each respective property and both drawn separately on July 15, 2014, (xiii) issuance of 8,050,000 shares of our common stock on July 21, 2014, (xiv) the acquisition of Walnut Hill, which we acquired on August 28, 2014 and the $18.7 million of mortgage indebtedness obtained on September 15, 2014 related thereto, (xv) the acquisition of Lenoxplace, which we acquired on September 5, 2014, (xvi) the $16.0 million of mortgage indebtedness obtained on October 24, 2014, secured by our Lenoxplace property, (xvii) the acquisition of Stonebridge Crossing, which we acquired on September 15, 2014 and the $5.0 million borrowing drawn from our secured revolving credit facility, which we entered into on October 25, 2013 and further amended on September 9, 2014 increasing the facility from $20 million to $30 million and interest to LIBOR plus 2.50%, which was secured by our Stonebridge Crossing property simultaneously, (xviii) the payment of cash dividends on our common stock in October, November and December 2014, which were declared by our board of directors on October 16, 2014, (xix) the acquisition of Bennington Pond, which we acquired on November 24, 2014, (xx) the acquisition of the Southeast Portfolio (including properties commonly referred to as Prospect Park, Brookside, Jamestown, Meadows and Oxmoor Apartments), which we acquired on December 8, 2014 and (xxi) the issuance of 6,000,000 shares of our common stock on November 25, 2014 (collectively, the “Transactions”).

The unaudited pro forma consolidated balance sheet as of September 30, 2014 is presented as if the Transactions described in items (xvi), (xviii), (xix), (xx) and (xxi) had occurred on September 30, 2014. The unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2014 and for the year ended December 31, 2013 is presented as if the Transactions had occurred on January 1, 2013. The transactions described in items (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv) and (xvii) were completed on or prior to September 30, 2014 and are reflected in our historical unaudited consolidated balance sheet as of September 30, 2014.

The unaudited pro forma consolidated financial statements included in this Current Report on Form 8-K/A are presented for informational purposes only. The unaudited pro forma adjustments are based on information and assumptions that we consider reasonable and factually supportable. This information includes various estimates and assumptions and may not necessarily be indicative of the financial condition or results of operations that would have occurred if each of the Transactions occurred on the date or at the beginning of the period indicated or which may be obtained in the future. The unaudited pro forma consolidated balance sheet and statements of operations and accompanying notes should be read in conjunction with our historical consolidated financial statements and the statements of revenue and certain expenses of The Crossings at Ridgewood Apartments, as filed in a Current Report on Form 8-K/A on December 2, 2013, the Reserve at Eagle Ridge, as filed in a Current Report on Form 8-K/A on April 16, 2014, the Oklahoma Portfolio, as filed in a Current Report on Form 8-K/A on May 12, 2014, King’s Landing, as filed in a Current Report on Form 8-K/A on May 13, 2014, Carrington and Arbors at the Reservoir, both filed in a Current Report on Form 8-K on June 12, 2014 and Walnut Hill, Lenoxplace, Stonebridge Crossing, Bennington Pond and the Southeast Portfolio, of which the aforementioned properties are included in this Current Report on Form 8-K/A.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(Dollars in thousands, except share and per share data)

	Historical(A)	Adjustments(B)	Bennington Pond(C)	Southeast Portfolio(D)	Pro Forma
ASSETS:
Investments in real estate, net of accumulated depreciation of $20,848	$423,202	$—	$17,228	$160,637	$601,067
Cash and cash equivalents	34,786	65,075	(6,125)	(56,725)	37,011
Restricted cash	4,870	—	—	—	4,870
Accounts receivable and other assets	2,748	—	—	—	2,748
Deferred costs and intangible assets, net of accumulated amortization of $3,881	3,417	99	272	1,713	5,501

Total Assets	$469,023	$65,174	$11,375	$105,625	$651,197

LIABILITIES AND EQUITY:
Mortgage indebtedness	$253,833	$15,991	$11,375	$105,625	$386,824
Accounts payable and accrued expenses	7,407	—	—	—	7,407
Accrued interest payable	30	—	—	—	30
Dividends payable	1,567	—	—	—	1,567
Other liabilities	1,205	—	—	—	1,205

Total Liabilities	264,042	15,991	11,375	105,625	397,033
Equity:
Stockholders’ Equity:
Preferred stock, $0.01 par value	—	—	—	—	—
Common stock, $0.01 par value	258	60	—	—	318
Additional paid-in capital	213,006	54,840	—	—	267,846
Retained earnings (accumulated deficit)	(11,560)	(5,717)	—	—	(17,277)

Total stockholders’ equity	201,704	49,183	—	—	250,887
Non-controlling interest	3,277	—	—	—	3,277

Total Equity	204,981	49,183	—	—	254,164

Total Liabilities and equity	$469,023	$65,174	$11,375	$105,625	$651,197

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2014

(Dollars in thousands, except share and per share data)

	Historical(E)	Reserve at Eagle Ridge(F)	The Oklahoma Portfolio(G)	King’s Landing(H)	Carrington Park Apartments(I)	Arbors at the Reservoir(J)	Walnut Hill(K)	Lenoxplace(L)	Stonebridge Crossing(M)	Bennington Pond(N)	Southeast Portfolio(O)	Pro Forma Adjustments		Company Pro Forma
REVENUE:
Rental income	$29,838	$319	$1,831	$648	$729	$860	$2,340	$1,594	$2,676	$1,524	$10,768	$—		$53,127
Tenant reimbursement income	1,307	10	69	43	28	21	90	66	137	54	758	—		2,583
Other income	1,696	17	72	33	37	41	92	71	113	88	1,067	—		3,327

Total revenue	32,841	346	1,972	724	794	922	2,522	1,731	2,926	1,666	12,593	—		59,037
EXPENSES:
Property operating expenses	15,725	196	1,275	260	331	342	1,256	723	1,603	745	$5,607	—		28,063
General & administrative expenses	794	—	—	—	—	—	—	—	—	—	—	—		794
Asset management fees	1,092	—	—	—	—	—	—	—	—	—	—	1,698	(P)	2,790
Acquisition expenses	1,201	—	—	—	—	—	—	—	—	—	—	(1,030	) (Q)	171
Depreciation and amortization	8,664	—	—	—	—	—	—	—	—	—	—	4,589	(R)	13,253

Total expenses	27,476	196	1,275	260	331	342	1,256	723	1,603	745	5,607	5,257		45,071

Operating income	5,365	150	697	464	463	580	1,266	1,008	1,323	921	6,986	(5,257)		13,966
Interest expense	(5,510)	—	—	—	—	—	—	—	—	—	—	(5,411	) (S)	(10,921)
Interest income	12	—	—	—	—	—	—	—	—	—	—	—		12
Gain (loss) on assets	2,882	—	—	—	—	—	—	—	—	—	—	—		2,882

Net income (loss)	2,749	150	697	464	463	580	1,266	1,008	1,323	921	6,986	(10,668)		5,939
Income (loss) allocated to preferred shares	—	—	—	—	—	—	—	—	—	—	—	—		—
Income (loss) allocated to non-controlling interests	2	—	—	—	—	—	—	—	—	—	—	(73	) (T)	(71)

Net Income (loss) allocable to common shares	$2,751	$150	$697	$464	$463	$580	$1,266	$1,008	$1,323	$921	$6,986	$(10,741)		$5,868

Earnings Per Share:
Basic	$0.14													$0.18

Diluted	$0.14													$0.18

Weighted-Average Shares:
Basic	19,004,591													31,757,155	(U)

Diluted	19,040,301													31,757,155	(U)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Dollars in thousands, except share and per share data)

	Historical(V)	The Crossings at Ridgewood Apartments(W)	Reserve at Eagle Ridge(X)	The Oklahoma Portfolio(Y)	King’s Landing(Z)	Carrington Park Apartments(AA)	Arbors at the Reservoir(BB)	Walnut Hill(CC)	Lenoxplace(DD)	Stonebridge(EE)	Bennington Pond(FF)	Southeast Portfolio (GG)	Other Insignificant Acquisitions(HH)	Pro Forma Adjustments		Company Pro Forma
REVENUE:
Rental income	$17,843	$3,072	$3,661	$10,793	$2,628	$2,057	$2,021	$3,519	$2,313	$3,733	$2,042	$14,083	$1,637	$—		$69,402
Tenant reimbursement income	943	202	117	369	183	62	53	138	68	182	23	898	34	—		3,272
Other income	1,157	170	189	524	77	108	105	149	122	158	122	1,441	106	—		4,428

Total revenue	19,943	3,444	3,967	11,686	2,888	2,227	2,179	3,806	2,503	4,073	2,187	16,422	1,777	—		77,102
EXPENSES:
Property operating expenses	9,429	1,796	2,110	6,878	967	843	881	1,970	1,008	2,319	934	7,261	701	—		37,097
General & administrative expenses	648	—	—	—	—	—	—	—	—	—	—	—	—	—		648
Asset management fees	272	—	—	—	—	—	—	—	—	—	—	—	—	3,444	(II)	3,716
Acquisition expenses	248	—	—	—	—	—	—	—	—	—	—	—	—	1,288	(JJ)	1,536
Depreciation and amortization	4,413	—	—	—	—	—	—	—	—	—	—	—	—	15,414	(KK)	19,827

Total expenses	15,010	1,796	2,110	6,878	967	843	881	1,970	1,008	2,319	934	7,261	701	20,146		62,824

Operating income	4,933	1,648	1,857	4,808	1,921	1,384	1,298	1,836	1,495	1,754	1,253	9,161	1,076	(20,146)		14,278
Interest expense	(3,659)													(10,645	) (LL)	(14,304)

Net income (loss)	1,274	1,648	1,857	4,808	1,921	1,384	1,298	1,836	1,495	1,754	1,253	9,161	1,076	(30,791)		(26)
Income (loss) allocated to preferred shares	(10)	—	—	—	—	—	—	—	—	—	—	—	—	10	(MM)	—
Income (loss) allocated to non-controlling interests	(649)	—	—	—	—	—	—	—	—	—	—	—	—	647	(NN)	(2)

Net Income (loss) allocable to common shares	$615	$1,648	$1,857	$4,808	$1,921	$1,384	$1,298	$1,836	$1,495	$1,754	$1,253	$9,161	$1,076	$(30,134)		$(28)

Earnings Per Share:
Basic	$0.12															$(0.00)

Diluted	$0.12															$(0.00)

Weighted-Average Shares:
Basic	5,330,814															31,739,409	(OO)

Diluted	5,330,814															31,739,409	(OO)

The accompanying notes are an integral part of this consolidated financial statement.

INDEPENDENCE REALTY TRUST, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of September 30, 2014.

(A)	Represents our historical unaudited consolidated balance sheet as previously filed on Form 10-Q as of September 30, 2014. Includes our acquisitions of Reserve at Eagle Ridge, which we acquired on January 31, 2014, the Oklahoma Portfolio, which we acquired on February 28, 2014, King’s Landing, which we acquired on March 31, 2014, Carrington, which we acquired on May 7, 2014, Arbors, which we acquired on June 4, 2014, Walnut Hill, which we acquired on August 28, 2014, Lenoxplace, which we acquired on September 5, 2014 and Stonebridge Crossing, which we acquired on September 15, 2014.

(B)	Represents (i) proceeds from our November 2014 common stock offering of $54,900, (ii) net proceeds from the $15,991 loan secured by our Lenoxplace property, which was drawn on October 24, 2014 and included $99 of financing costs and (iii) $5,717 of cash dividends declared by our board of directors for the months of October, November and December 2014. Costs incurred in connection with debt financing are capitalized as deferred financing costs and charged to interest expense over the terms of the related debt agreements, under the effective interest method. For the purposes of calculating the dividends we have assumed that 31,761,540 shares of our common stock are outstanding as of each of the record dates.

(C)	Represents the acquisition of Bennington Pond in November 2014. We paid the purchase price with $6,125 of cash and $11,375 of borrowings secured by a first mortgage that matures in December 2024 and accrues interest at a rate of 3.7%. We have allocated the total purchase price based upon estimated fair value in accordance with ASC 805, as shown in the table below. The allocations reflected in these unaudited pro forma consolidated financial statements have not been finalized and are based upon preliminary estimates of fair value. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly.

Land	$3,500
Building and improvements	13,728

Subtotal	17,228
Intangible asset—In place leases	272

Total	$17,500

(D)	Represents the acquisition of the Southeast Portfolio in December 2014. We paid the purchase price with $56,725 of cash and $105,625 of borrowings secured by a first mortgage that matures in January 2025 and accrues interest at a rate of 3.6%. We have allocated the total purchase price based upon estimated fair value in accordance with ASC 805, as shown in the table below. The allocations reflected in these unaudited pro forma consolidated financial statements have not been finalized and are based upon preliminary estimates of fair value. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly.

Land	$32,470
Building and improvements	128,167

Subtotal	160,637
Intangible asset—In place leases	1,713

Total	$162,350

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2014 and for the year ended December 31, 2013.

(E)	Represents our historical unaudited consolidated statement of operations as previously filed on Form 10-Q for the nine month period ended September 30, 2014.

(F)	We acquired the Reserve at Eagle Ridge on January 31, 2014. This column reflects the operations of Reserve at Eagle Ridge from January 1, 2014 through January 31, 2014. The operations of Reserve at Eagle Ridge after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014.

(G)	We acquired the Oklahoma Portfolio on February 28, 2014. This column reflects the operations of the Oklahoma Portfolio from January 1, 2014 through February 28, 2014. The operations of the Oklahoma Portfolio after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014.

(H)	We acquired King’s Landing on March 31, 2014. This column reflects the operations of King’s Landing from January 1, 2014 through March 31, 2014. The operations of King’s Landing after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014.

(I)	We acquired Carrington on May 7, 2014. This column represents the operations of Carrington from January 1, 2014 through the date of acquisition. The operations of Carrington after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. The column was computed as follows:

	Results of Operations for the Three- Month Period Ended March 31, 2014(1)	Results of Operations for the Period for April 1, 2014 through May 7, 2014(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$511	$218	$729
Tenant reimbursement income	20	8	28
Other income	29	8	37

Total revenue	560	234	794
CERTAIN EXPENSES:
Property operating expenses	231	100	331

Total certain expenses	231	100	331

Revenue over certain expenses	$329	$134	$463

(1)	Represents the unaudited historical statement of revenues and certain expenses of Carrington as filed in a Current Report on Form 8-K on June 12, 2014.
(2)	Represents financial data for Carrington for the period of April 1, 2014 through May 7, 2014, the date on which we acquired the property.

(J)	We acquired Arbors on June 4, 2014. This column represents the operations of Arbors from January 1, 2014 through the date of acquisition. The operations of Arbors after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. The column was computed as follows:

	Results of Operations for the Three- Month Period Ended March 31, 2014(1)	Results of Operations for the Period for April 1, 2014 through June 4, 2014(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$502	$358	$860
Tenant reimbursement income	12	9	21
Other income	23	18	41

Total revenue	537	385	922
CERTAIN EXPENSES:
Property operating expenses	203	139	342

Total certain expenses	203	139	342

Revenue over certain expenses	$334	$246	$580

(1)	Represents the unaudited historical statement of revenues and certain expenses of Arbors as filed in a Current Report on Form 8-K on June 12, 2014.
(2)	Represents financial data for Arbors for the period of April 1, 2014 through June 4, 2014, the date on which we acquired the property.

(K)	We acquired Walnut Hill on August 28, 2014. This column represents the operations of Walnut Hill from January 1, 2014 through the date of acquisition. The operations of Walnut Hill after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. The column was computed as follows:

	Results of Operations for the Six- Month Period Ended June 30, 2014(1)	Results of Operations for the Period for July 1, 2014 through August 28, 2014(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$1,767	$573	$2,340
Tenant reimbursement income	68	22	90
Other income	76	16	92

Total revenue	1,911	611	2,522
CERTAIN EXPENSES:
Property operating expenses	952	304	1,256

Total certain expenses	952	304	1,256

Revenue over certain expenses	$959	$307	$1,266

(1)	Represents the unaudited historical statement of revenues and certain expenses of Walnut Hill appearing in this Current Report on Form 8-K/A.
(2)	Represents financial data for Walnut Hill for the period of July 1, 2014 through August 28, 2014, the date on which we acquired the property.

(L)	We acquired Lenoxplace on September 5, 2014. This column represents the operations of Lenoxplace from January 1, 2014 through the date of acquisition. The operations of Lenoxplace after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. The column was computed as follows:

	Results of Operations for the Six- Month Period Ended June 30, 2014(1)	Results of Operations for the Period for July 1, 2014 through September 5, 2014(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$1,168	$426	$1,594
Tenant reimbursement income	48	18	66
Other income	53	18	71

Total revenue	1,269	462	1,731
CERTAIN EXPENSES:
Property operating expenses	515	208	723

Total certain expenses	515	208	723

Revenue over certain expenses	$754	$254	$1,008

(1)	Represents the unaudited historical statement of revenues and certain expenses of Lenoxplace appearing in this Current Report on Form 8-K/A.
(2)	Represents financial data for Lenoxplace covering the period of July 1, 2014 through September 5, 2014, the date on which we acquired the property.

(M)	We acquired Stonebridge Crossing on September 15, 2014. This column represents the operations of Stonebridge Crossing from January 1, 2014 through the date of acquisition. The operations of Stonebridge Crossing after the date of acquisition are included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. The column was computed as follows:

	Results of Operations for the Six- Month Period Ended June 30, 2014(1)	Results of Operations for the Period for July 1, 2014 through September 15, 2014(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$1,879	$797	$2,676
Tenant reimbursement income	91	46	137
Other income	67	46	113

Total revenue	2,037	889	2,926
CERTAIN EXPENSES:
Property operating expenses	1,058	545	1,603

Total certain expenses	1,058	545	1,603

Revenue over certain expenses	$979	$344	$1,323

(1)	Represents the unaudited historical statement of revenues and certain expenses of Stonebridge Crossing appearing in this Current Report on Form 8-K/A.
(2)	Represents financial data for Stonebridge Crossing for the period of July 1, 2014 through September 15, 2014, the date on which we acquired the property.

(N)	We acquired Bennington Pond on November 24, 2014. This column represents the unaudited historical statement of revenue and certain expenses of Bennington Pond for the nine month period ended September 30, 2014 appearing in this Current Report on Form 8-K/A.

(O)	We acquired the Southeast Portfolio on December 8, 2014. This column represents the unaudited historical combined statement of revenue and certain expenses of the Southeast Portfolio for the nine month period ended September 30, 2014 appearing in this Current Report on Form 8-K/A.

(P)	Reflects asset management fees payable to our advisor as a result of the acquisitions of Reserve at Eagle Ridge in January 2014, the Oklahoma Portfolio in February 2014, King’s Landing in March 2014, Carrington in May 2014, Arbors in June 2014, Walnut Hill in August 2014, Lenoxplace and Stonebridge Crossing in September 2014, Bennington Pond in November 2014 and the Southeast Portfolio in December 2014, assuming they were acquired on January 1, 2013. Pursuant to our advisory agreement, asset management fees are payable at the annual rate of 0.75% on the gross assets acquired after August 14, 2013. The acquisitions of the previously noted properties increased gross assets by $429,958, or approximately $3,225 of asset management fees on an annual basis. For the nine month period ended September 30, 2014, additional asset management fees of $1,698 would be due associated with these acquisitions.

(Q)	Pro forma amount is included in our historical consolidated statement of operations for the nine month period ended September 30, 2014. Adjustment to present the unaudited pro forma consolidated statements of operations for the nine month period ended September 30, 2014 as if the Transactions had occurred on January 1, 2013.

(R)	Reflects depreciation expense for Reserve at Eagle Ridge, the Oklahoma Portfolio, King’s Landing, Carrington, Arbors, Walnut Hill, Lenoxplace, Stonebridge Crossing, Bennington Pond and the Southeast Portfolio based on a 40 year useful life for buildings and a five year useful life for furniture, fixtures and equipment. The pro forma adjustment for depreciation expense includes the amount needed to record depreciation expense for the nine month period ended September 30, 2014, as these properties are assumed to be acquired on January 1, 2013.

(S)	The pro forma adjustment for interest expense reflects the following transactions as if they occurred on January 1, 2013: (i) $18,850 of mortgage indebtedness in February 2014 associated with the acquisition of the Reserve at Eagle Ridge in January 2014, (ii) $45,763 of mortgage indebtedness associated with the acquisition of the Oklahoma Portfolio in February 2014, (iii) $21,200 of mortgage indebtedness associated with the acquisition of King’s Landing in March 2014, (iv) $15,313 of mortgage indebtedness in May 2014 related to the permanent financing of the Crossings property, previously acquired in November 2013, (v) repayment of $2,500 of revolving credit facility borrowings in May 2014, (vi) $14,235 and $13,150 of mortgage indebtedness in July 2014 related to the permanent financing of Carrington and Arbors, respectively, previously acquired in May 2014 and June 2014, respectively, (vii) repayment of $12,150 of revolving credit facility borrowings in July 2014, (viii) $18,650 of mortgage indebtedness in September 2014 related to the permanent financing of the Walnut Hill property, previously acquired in August 2014, (ix) $15,991 of mortgage indebtedness in October 2014 related to the permanent financing of the Lenoxplace property, previously acquired in September 2014, (x) $5,000 of revolving credit facility borrowings in connection with the acquisition of Stonebridge Crossing in September 2014, (xi) $11,375 of mortgage indebtedness associated with the acquisition of Bennington Pond in November 2014 and (xii) $105,625 of mortgage indebtedness associated with the acquisition of the Southeast Portfolio in December 2014. The pro forma adjustment was calculated as follows for the nine month period ended September 30, 2014:

	Indebtedness	Interest Rate	Pro Forma Interest Expense
Reserve at Eagle Ridge (1)	$18,850	4.67%	$73
Oklahoma Portfolio (2)	48,312	2.80%	225
King’s Landing (3)	21,200	3.96%	210
Crossings (4)	15,313	3.88%	240
Carrington (5)	14,235	3.95%	302
Arbors (6)	13,150	3.95%	279
Walnut Hill (7)	18,650	3.42%	450
Lenoxplace (8)	15,991	3.73%	447

	Indebtedness	Interest Rate	Pro Forma Interest Expense
Bennington Pond (9)	11,375	3.70%	316
Southeast Portfolio (10)	105,625	3.59%	2,844
Line of Credit borrowings (11)	(9,650)	3.04%	25

Total/Weighted Average	$273,051	3.63%	$5,411

(1)	Permanent financing was settled on February 7, 2014. The loan has a maturity date of March 1, 2024. The pro forma interest expense adjustment reflects the period from January 1, 2014 to January 31, 2014. The period February 1, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(2)	The Oklahoma Portfolio first mortgage has an unpaid principal balance of $45,763, a contractual rate of 5.6% and matures on April 1, 2016. Upon the acquisition, we recorded the assumed mortgage at fair value based on a market rate of 2.8% for the remaining term. This resulted in a $2,549 premium being recorded for the assumed mortgage. The total carrying amount of the first mortgage is $48,312. The debt assumed has a maturity date of April 1, 2016. The pro forma interest expense adjustment reflects the period from January 1, 2014 to February 28, 2014. The period March 1, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(3)	In the acquisition of King’s Landing, the debt assumed has a maturity date of June 1, 2022. The pro forma interest expense adjustment reflects the period from January 1, 2014 to March 31, 2014. The period April 1, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(4)	Permanent financing was settled on May 27, 2014. The loan has a maturity date of June 1, 2024. The property received temporary financing through IRT’s line of credit for the period November 22, 2013 through May 26, 2014. See Note 11 below for further information on the line of credit borrowing. The pro forma interest expense adjustment reflects the period from January 1, 2014 to May 26, 2014. The period May 27, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(5)	Permanent financing was settled on July 15, 2014. The loan has a maturity date of August 1, 2024. The pro forma interest expense adjustment reflects the period from January 1, 2014 to July 14, 2014. The period July 15, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(6)	Permanent financing was settled on July 15, 2014. The loan has a maturity date of August 1, 2024. The property received temporary financing through IRT’s line of credit for the period June 4, 2014 through July 14, 2014. See Note 11 below for further information on the line of credit borrowing. The pro forma interest expense adjustment reflects the period from January 1, 2014 to July 14, 2014. The period July 15, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(7)	Permanent financing was settled on September 15, 2014. The loan has a maturity date of October 1, 2021. The pro forma interest expense adjustment reflects the period from January 1, 2014 to September 14, 2014. The period September 15, 2014 through September 30, 2014 is included in our historical consolidated financial statements.
(8)	Permanent financing was settled on October 24, 2014. The loan has a maturity date of November 1, 2021. The pro forma interest expense adjustment reflects the period from January 1, 2014 to September 30, 2014.
(9)	Permanent financing was obtained at acquisition on November 24, 2014. The loan has a maturity date of December 1, 2024. The pro forma interest expense adjustment reflects the period from January 1, 2014 to September 30, 2014.
(10)	Permanent financing was obtained at acquisition on December 8, 2014. The loan has a maturity date of January 1, 2025. The pro forma interest expense adjustment reflects the period from January 1, 2014 to September 30, 2014.
(11)	For the period November 2013 through May 2014, we had $2,500 of debt outstanding on this credit facility in connection with the financing of the acquisition of the Crossings. We repaid the $2,500 of borrowings in May 2014 as permanent financing was obtained, described in Note 4 above. We also had $12,150 of borrowings outstanding on this credit facility during the period June 2014 and July 2014 to finance a portion of the purchase of Arbors. We repaid the $12,150 of borrowings in July 2014 as permanent financing was obtained, described in Note 6. As of September 15, 2014, we had $5,000 outstanding from the line of credit borrowings to finance a portion of the purchase of Stonebridge Crossings. Effective September 9, 2014, interest on the line of credit was amended to accrue at an annual rate of 1 month LIBOR plus 250 basis points, previously charged at 1 month LIBOR plus 275 basis points. In addition, the amendment increased the facility from $20 million to $30 million. The interest rate above reflects an average 1 month LIBOR of 0.16% for 2014. The pro forma interest expense adjustment reflects the $2,500 repayment for the period from January 1, 2014 to May 26, 2014, which is included in our historical consolidated financial statements, the $12,150 repayment for the period June 4, 2014 to July 14, 2014, which is included in our historical consolidated financial statements, and the $5,000 of borrowings for the period from January 1, 2014 to September 14, 2014 only as the interest on the $5,000 of borrowings subsequent to September 14, 2014 is included in our historical consolidated financial statements.

(T)	Reflects the allocation of 0.69% of IROP net income for the nine month period ended September 30, 2014 related to the 222,061.68 IROP common units issued in connection with the purchase of Carrington, the allocation of 0.43% of IROP net income for the nine month period ended September 30, 2014 related to the 137,360.77 IROP common units issued in connection with the purchase of Walnut Hill and the allocation of 0.01% of IROP net income for the nine month period ended September 30, 2014 related to the 4,928.88 IROP common units issued in connection with the purchase of Bennington Pond.

(U)	The weighted-average shares outstanding for the nine month period ended September 30, 2014 includes the following transactions as if they occurred on January 1, 2014: (i) the issuance of 8,050,000 shares of our common stock in January 2014, (ii) the issuance of 8,050,000 shares of our common stock in July 2014 and (iii) the issuance of 6,000,000 shares of our common stock in November 2014.

(V)	Represents our historical consolidated statement of operations for the year ended December 31, 2013 included in our Annual Report on Form 10-K.

(W)	We acquired the Crossings on November 22, 2013. This column reflects the operations of the Crossings from January 1, 2013 through November 22, 2013. The operations of the Crossings after the date of acquisition are included in our historical consolidated statement of operations for the year ended December 31, 2013. The column was computed as follows:

	Results of Operations for the Nine- Month Period Ended September 30, 2013(1)	Results of Operations for the Period for October 1, 2013 through November 22, 2013(2)	Total Pro Forma Adjustment
REVENUE:
Rental income	$2,568	$504	$3,072
Tenant reimbursement income	169	33	202
Other income	142	28	170

Total revenue	2,879	565	3,444
CERTAIN EXPENSES:
Property operating expenses	1,501	295	1,796

Total certain expenses	1,501	295	1,796

Revenue over certain expenses	$1,378	$270	$1,648

(1)	Represents the unaudited historical statement of revenues and certain expenses of the Crossings as filed in a Current Report on Form 8-K/A on December 2, 2013.
(2)	Represents financial data for the Crossings for the period inclusive of October 1, 2013 through November 22, 2013, the date on which we acquired the property.

(X)	We acquired the Reserve at Eagle Ridge on January 31, 2014. This column represents the audited historical statement of revenue and certain expenses of the Reserve at Eagle Ridge for the year ended December 31, 2013, as filed in a Current Report on Form 8-K/A on April 16, 2014.

(Y)	We acquired the Oklahoma Portfolio on February 28, 2014. This column represents the audited historical combined statement of revenue and certain expenses of the Oklahoma Portfolio for the year ended December 31, 2013, as filed in a Current Report on Form 8-K/A on May 12, 2014.

(Z)	We acquired King’s Landing on March 31, 2014. This column represents the audited historical statement of revenue and certain expenses of King’s Landing for the year ended December 31, 2013, as filed in a Current Report on Form 8-K/A on May 13, 2014.

(AA)	We acquired Carrington on May 7, 2014. This column represents the audited historical statement of revenue and certain expenses of Carrington for the year ended December 31, 2013, as filed in Current Report on Form 8-K on June 12, 2014.

(BB)	We acquired Arbors on June 4, 2014. This column represents the audited historical statement of revenue and certain expenses of Arbors for the year ended December 31, 2013, as filed in Current Report on Form 8-K on June 12, 2014.

(CC)	We acquired Walnut Hill on August 28, 2014. This column represents the audited historical statement of revenue and certain expenses of Walnut Hill for the year ended December 31, 2013 appearing in this Current Report on Form 8-K/A.

(DD)	We acquired Lenoxplace on September 5, 2014. This column represents the audited historical statement of revenue and certain expenses of Lenoxplace for the year ended December 31, 2013 appearing in this Current Report on Form 8-K/A.

(EE)	We acquired Stonebridge Crossing on September 15, 2014. This column represents the audited historical statement of revenue and certain expenses of Stonebridge Crossing for the year ended December 31, 2013 appearing in this Current Report on Form 8-K/A.

(FF)	We acquired Bennington Pond on November 24, 2014. This column represents the audited historical statement of revenue and certain expenses of Bennington Pond for the year ended December 31, 2013 appearing in this Current Report on Form 8-K/A.

(GG)	We acquired the Southeast Portfolio on December 8, 2014. This column represents the audited historical combined statement of revenue and certain expenses of the Southeast Portfolio for the year ended December 31, 2013 appearing in this Current Report on Form 8-K/A.

(HH)	Represents a pro forma adjustment to reflect the historical property operations for Berkshire Square Apartments that was acquired on September 19, 2013 for $13,250. The property operations for the period after September 19, 2013 are already included in our historical financial statements and the pro forma adjustments below represent the historical property operations prior to September 19, 2013.

Results of Operations for the Period from January 1, 2013 to September 18, 2013
REVENUE:
Rental income	$1,637
Tenant reimbursement income	34
Other income	106

Total revenue	1,777
CERTAIN EXPENSES:
Property operating expenses	$701

Total certain expenses	701

Revenue over certain expenses	$1,076

(II)	Reflects asset management fees payable to our advisor as a result of the acquisitions of Berkshire Square in September 2013, The Crossings in November 2013, the Reserve at Eagle Ridge in January 2014, the Oklahoma Portfolio in February 2014, King’s Landing in March 2014, Carrington in May 2014, Arbors in June 2014, Walnut Hill in August 2014, Lenoxplace and Stonebridge Crossing in September 2014, Bennington Pond in November 2014 and the Southeast Portfolio in December 2014, assuming they were acquired on January 1, 2013. Pursuant to our advisory agreement, asset management fees are payable at the annual rate of 0.75% on the gross assets acquired after August 14, 2013. The acquisitions of the aforementioned properties increased gross assets by $465,037, or approximately $3,488 of asset management fees on an annual basis. For the year ended December 31, 2013, additional asset management fees of $3,444 would be due associated with these acquisitions.

(JJ)	Reflects actual acquisition costs of $94 for The Crossings, acquired on November 22, 2013, $77 for the Reserve at Eagle Ridge, acquired on January 31, 2014, $234 for the Oklahoma Portfolio, acquired on February 28, 2014, $43 for King’s Landing, acquired on March 31, 2014, $24 for Carrington, acquired on May 7, 2014 and $28 for Arbors, acquired on June 4, 2014, $361 for Walnut Hill, acquired on August 28, 2014, $18 for Lenoxplace, acquired on September 5, 2014, $151 for Stonebridge Crossing, acquired on September 15, 2014, $62 for Bennington Pond, acquired on November 24, 2014, and $196 for the Southeast Portfolio, acquired on December 8, 2014.

(KK)	Reflects depreciation expense for Berkshire Square, The Crossings, the Reserve at Eagle Ridge, the Oklahoma Portfolio, King’s Landing, Carrington, Arbors, Walnut Hill, Lenoxplace, Stonebridge Crossing, Bennington Pond and the Southeast Portfolio based on a 40 year useful life for buildings and a five year useful life for furniture, fixtures and equipment. The pro forma adjustment also includes the amortization expense of the in-place lease values over the estimated life of six months during the year ended December 31, 2013, $281 for Berkshire Square, $452 for the Crossings, $457 for the Reserve at Eagle Ridge, $1,269 for the Oklahoma Portfolio, $315 for King’s Landing, $259 for Carrington, $254 for Arbors, $419 for Walnut Hill, $288 for Lenoxplace, $477 for Stonebridge Crossing, $272 for Bennington Pond and $1,713 for the Southeast Portfolio. The pro forma adjustment for depreciation and amortization expense includes the amount needed to record a full year of depreciation expense and to fully amortize the in-place lease values in 2013 as each of these properties are assumed to be acquired on January 1, 2013. Our historical consolidated statement of operations for the year ended December 31, 2013 includes $102 of depreciation expense and $216 of amortization expense associated with the previously noted properties.

(LL)	The pro forma adjustment for interest expense reflects the following transactions as if they occurred on January 1, 2013: (i) $8,612 of mortgage indebtedness in December 2013 associated with Berkshire Square, (ii) repayment of $7,950 of revolving credit facility borrowings in December 2013 (iii) $18,850 of mortgage indebtedness in February 2014 associated with the acquisition of the Reserve at Eagle Ridge in January 2014, (iv) $45,763 of mortgage indebtedness associated with the acquisition of the Oklahoma Portfolio in February 2014, (v) $21,200 of mortgage indebtedness associated with the acquisition of King’s Landing in March 2014, (vi) $15,313 of mortgage indebtedness in May 2014 related to the permanent financing of the Crossings property, previously acquired in November 2013, (vii) repayment of $2,500 of revolving credit facility borrowings in May 2014, (viii) $14,235 and $13,150 of mortgage indebtedness in July 2014 related to the permanent financing of Carrington and Arbors, respectively, previously acquired in May 2014 and June 2014, respectively, (ix) repayment of $12,150 of revolving credit facility borrowings in July 2014, (x) $18,650 of mortgage indebtedness in September 2014 related to the permanent financing of the Walnut Hill property, previously acquired in August 2014, (xi) $15,991 of mortgage indebtedness in October 2014 related to the permanent financing of the Lenoxplace property, previously acquired in September 2014, (xii) $5,000 of revolving credit facility borrowings in connection with the acquisition of Stonebridge Crossing in September 2014, (xiii) $11,375 of mortgage indebtedness associated with the acquisition of Bennington Pond in November 2014 and (xiv) $105,625 of mortgage indebtedness associated with the acquisition of the Southeast Portfolio in December 2014. The pro forma adjustment was calculated as follows for the year ended December 31, 2013:

	Indebtedness	Interest Rate	Pro Forma Interest Expense
Berkshire Square (1)	$8,612	4.42%	$376
Reserve at Eagle Ridge (2)	18,850	4.67%	880
Oklahoma Portfolio (3)	48,312	2.80%	1,353
King’s Landing (4)	21,200	3.96%	840
Crossings (5)	15,313	3.88%	594
Carrington (6)	14,235	3.95%	562
Arbors (7)	13,150	3.95%	519
Walnut Hill (8)	18,650	3.42%	638
Lenoxplace (9)	15,991	3.73%	596
Bennington Pond (10)	11,375	3.70%	421
Southeast Portfolio (11)	105,625	3.59%	3,791
Line of Credit borrowings (12)	(5,450)	2.94%	75

Total/Weighted Average	$285,863	3.64%	$10,645

(1)	Berkshire Square was acquired on September 19, 2013. The property received temporary financing through IRT’s line of credit for the period September 19, 2013 through December 26, 2013. See Note 12 below for further information on the line of credit borrowing. Financing was obtained on December 27, 2013. The loan has a maturity date of January 1, 2021. As such, interest expense from December 27, 2013 through December 31, 2013 is included in our historical operating results. The pro forma interest expense adjustment, therefore, includes the period from January 1, 2013 to December 26, 2013.
(2)	Permanent financing was settled on February 7, 2014. The loan has a maturity date of March 1, 2024.

(3)	The Oklahoma Portfolio first mortgage has an unpaid principal balance of $45,763, a contractual rate of 5.6% and matures on April 1, 2016. Upon the acquisition, we recorded the assumed mortgage at fair value based on a market rate of 2.8% for the remaining term. This resulted in a $2,549 premium being recorded for the assumed mortgage. The total carrying amount of the first mortgage is $48,312. The debt assumed has a maturity date of April 1, 2016.
(4)	In the acquisition of King’s Landing, the debt assumed has a maturity date of June 1, 2022.
(5)	The Crossings was acquired on November 22, 2013. The property received temporary financing through IRT’s line of credit for the period November 22, 2013 through May 26, 2014. See Note 12 below for further information on the line of credit borrowing. Permanent financing settled on May 27, 2014. The loan has a maturity date of June 1, 2024.
(6)	Permanent financing was settled on July 15, 2014. The loan has a maturity date of August 1, 2024.
(7)	Permanent financing was settled on July 15, 2014. The loan has a maturity date of August 1, 2024.
(8)	Permanent financing was settled on September 15, 2014. The loan has a maturity date of October 1, 2021.
(9)	Permanent financing was settled on October 24, 2014. The loan has a maturity date of November 1, 2021.
(10)	Permanent financing was obtained at acquisition on November 24, 2014. The loan has a maturity date of December 1, 2024.
(11)	Permanent financing was obtained at acquisition on December 8, 2014. The loan has a maturity date of January 1, 2025.
(12)	For the period September 2013 through December 2013, we had $7,950 of debt outstanding on this credit facility in connection with the financing of the acquisition of Berkshire Square. We repaid the $7,950 of borrowings in December 2013 as permanent financing was obtained, described in Note 1 above. Also, for the period November 2013 through May 2014, we had $2,500 of debt outstanding on this credit facility in connection with the financing of the acquisition of the Crossings. We repaid the $2,500 of borrowings in May 2014 as permanent financing was obtained, described in Note 5 above. As of September 15, 2014, we had $5,000 outstanding from the line of credit borrowings to finance a portion of the purchase of Stonebridge Crossings. Interest on the line of credit accrues at an annual rate of 1 month LIBOR plus 275 basis points. The interest rate above reflects an average 1 month LIBOR of 0.19% for 2013. The pro forma interest expense adjustment reflects the $7,950 repayment for the period from September 19, 2013 to December 26, 2013, which is included in our historical consolidated financial statements, the $2,500 repayment for the period from November 22, 2013 to December 31, 2013, which is included in our historical consolidated financial statements, and the $5,000 of borrowings for the year ended December 31, 2013.

(MM)	In August 2013, we redeemed, in full, our Series A Preferred Shares at par. This adjustment reflects that redemption as if it occurred on January 1, 2013.

(NN)	In August 2013, we redeemed, in full, our Series B Preferred Units of our operating partnership at par $649. This adjustment reflects that redemption as if it occurred on January 1, 2013. The pro forma adjustment also reflects the allocation of 0.69% of IROP net income for the year ended December 31, 2013 for the 222,061.68 IROP common units issued in connection with the purchase of Carrington, the allocation of 0.43% of IROP net income for the year ended December 31, 2014 related to the 137,360.77 IROP common units issued in connection with the purchase of Walnut Hill and the allocation of 0.01% of IROP net income for the year ended December 31, 2013 related to the 4,928.88 IROP common units issued in connection with the purchase of Bennington Pond.

(OO)	The weighted-average shares outstanding for the year ended December 31, 2013 reflect the following transactions as if they occurred on January 1, 2013: (i) the conversion in May 2013 of RAIT’s 5,274,900 common units in our operating partnership into 5,274,900 shares of our common stock, (ii) the issuance of 4,000,000 shares of our common stock in August 2013, (iii) the issuance of 8,050,000 shares of our common stock in January 2014, (iv) the issuance of 8,050,000 shares of our common stock in July 2014 and (v) the issuance of 6,000,000 shares of our common stock in November 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

December 22, 2014	By:	/s/ James J. Sebra
James J. Sebra
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of McGladrey LLP.